AMENDED AND RESTATED
                                     BYLAWS

                                       OF

                             AUTOCORP EQUITIES, INC.

                             (a Nevada corporation)

                                TABLE OF CONTENTS

                              AMENDED AND RESTATED
                                    BYLAWS OF
                             AUTOCORP EQUITIES, INC.
                             (a Nevada corporation)

SECTION                             SUBJECT MATTER                          PAGE

         ARTICLE 1         NAME AND OFFICES....................................1
                           ----------------
1.1      Name..................................................................1
         ----
1.2      Registered Office and Agent...........................................1
         ---------------------------
         (a)      Registered Office............................................1
                  -----------------
         (b)      Registered Agent.............................................1
                  ----------------
         (c)      Change of Registered Office or Agent.........................1
                  ------------------------------------
1.3      Other Offices.........................................................1
         -------------
         ARTICLE 2         STOCKHOLDERS........................................2
                           ------------
2.1      Place of Meetings.....................................................2
         -----------------
2.2      Annual Meetings.......................................................2
         ---------------
2.3      Special Meetings......................................................2
         ----------------
2.4      Notice................................................................2
         ------
2.5      Voting List...........................................................3
         -----------
2.6      Quorum................................................................4
         ------
2.7      Requisite Vote........................................................4
         --------------
2.8      Withdrawal of Quorum..................................................4
         --------------------
2.9      Voting at Meeting.....................................................4
         -----------------
         (a)      Voting Power.................................................4
                  ------------
         (b)      Exercise of Voting Power; Proxies............................5
                  ---------------------------------
         (c)      Election of Directors........................................5
                  ---------------------
2.10     Record Date...........................................................5
         -----------
2.11     Action Without Meetings...............................................6
         -----------------------
2.12     Record Date for Action Without Meetings...............................6
         ---------------------------------------
2.13     Preemptive Rights.....................................................7
         -----------------
         ARTICLE 3         DIRECTORS...........................................8
                           ---------
3.1      Management Powers.....................................................8
         -----------------
3.2      Number and Qualification..............................................8
         ------------------------
3.3      Election and Term.....................................................8
         -----------------
3.4      Voting on Directors...................................................9
         -------------------
3.5      Vacancies and New Directorships.......................................9
         -------------------------------
3.6      Removal..............................................................10
         -------
3.7      Meetings.............................................................10
         --------
         (a)      Place.......................................................10
                  -----
         (b)      Annual Meeting..............................................10
                  --------------
         (c)      Regular Meetings............................................10
                  ----------------
         (d)      Special Meetings............................................10
                  ----------------
         (e)      Notice and Waiver of Notice.................................10
                  ---------------------------
         (f)      Quorum......................................................11
                  ------
         (g)      Requisite Vote..............................................11
                  --------------
3.8      Action Without Meetings..............................................11
         -----------------------
3.9      Committees...........................................................11
         ----------


                                       (i)

         (a)      Designation and Appointment.................................11
                  ---------------------------
         (b)      Members; Alternate Members; Terms...........................11
                  ---------------------------------
         (c)      Authority...................................................12
                  ---------
         (d)      Records.....................................................12
                  -------
         (e)      Change in Number............................................12
                  ----------------
         (f)      Vacancies...................................................12
                  ---------
         (g)      Removal.....................................................12
                  -------
         (h)      Meetings....................................................12
                  --------
         (i)      Quorum; Requisite Vote......................................12
                  ----------------------
         (j)      Compensation................................................12
                  ------------
         (k)      Action Without Meetings.....................................13
                  -----------------------
         (l)      Responsibility..............................................13
                  --------------
3.10     Compensation.........................................................13
         ------------
3.11     Maintenance of Records...............................................13
         ----------------------
3.12     Interested Directors and Officers....................................13
         ---------------------------------
         ARTICLE 4         NOTICES............................................15
                           -------
4.1      Method of Notice.....................................................15
         ----------------
4.2      Waiver...............................................................15
         ------
         ARTICLE 5         OFFICERS AND AGENTS................................16
                           -------------------
5.1      Designation..........................................................16
         -----------
5.2      Election of Officers.................................................16
         --------------------
5.3      Qualifications.......................................................16
         --------------
5.4      Term of Office.......................................................16
         --------------
5.5      Authority............................................................17
         ---------
5.6      Removal..............................................................17
         -------
5.7      Vacancies............................................................17
         ---------
5.8      Compensation.........................................................17
         ------------
5.9      Chairman of the Board................................................17
         ---------------------
5.10     Vice Chairman........................................................17
         -------------
5.11     Chief Executive Officer..............................................18
         -----------------------
5.12     Chief Operating Officer..............................................18
         -----------------------
5.13     President............................................................19
         ---------
5.14     Vice Presidents......................................................19
         ---------------
5.15     Secretary............................................................19
         ---------
5.16     Assistant Secretaries................................................20
         ---------------------
5.17     Treasurer............................................................20
         ---------
5.18     Assistant Treasurers.................................................21
         --------------------
         ARTICLE 6         INDEMNIFICATION....................................21
                           ---------------
6.1      Mandatory Indemnification............................................21
         -------------------------
6.2      Determination of Indemnification.....................................23
         --------------------------------
6.3      Advance of Expenses..................................................23
         -------------------
6.4      Permissive Indemnification...........................................24
         --------------------------
6.5      Nature of Indemnification............................................25
         -------------------------


                                      (ii)

6.6      Insurance............................................................25
         ---------
6.7      Notice...............................................................26
         ------
         ARTICLE 7         STOCK CERTIFICATES AND TRANSFER REGULATIONS........27
                           -------------------------------------------
7.1      Description of Certificates..........................................27
         ---------------------------
7.2      Entitlement to Certificates..........................................27
         ---------------------------
7.3      Signatures...........................................................28
         ----------
7.4      Issuance of Certificates.............................................28
         ------------------------
7.5      Payment for Shares...................................................28
         ------------------
         (a)      Consideration...............................................28
                  -------------
         (b)      Valuation...................................................28
                  ---------
         (c)      Effect......................................................29
                  ------
         (d)      Escrow of Shares............................................29
                  ----------------
         (e)      Allocation of Consideration.................................29
                  ---------------------------
7.6      Subscriptions........................................................29
         -------------
7.7      Record Date..........................................................29
         -----------
7.8      Registered Owners....................................................30
         -----------------
7.9      Lost, Stolen or Destroyed Certificates...............................30
         --------------------------------------
         (a)      Proof of Loss...............................................31
                  -------------
         (b)      Timely Request..............................................31
                  --------------
         (c)      Bond........................................................31
                  ----
         (d)      Other Requirements..........................................31
                  ------------------
7.10     Registration of Transfers............................................31
         -------------------------
         (a)      Endorsement.................................................31
                  -----------
         (b)      Guaranty and Effectiveness of Signature.....................31
                  ---------------------------------------
         (c)      Adverse Claims..............................................32
                  --------------
         (d)      Collection of Taxes.........................................32
                  -------------------
         (e)      Additional Requirements Satisfied...........................32
                  ---------------------------------
7.11     Restrictions on Transfer and Legend's on Certificates................32
         -----------------------------------------------------
         (a)      Shares in Classes or Series.................................32
                  ---------------------------
         (b)      Restriction on Transfer.....................................32
                  -----------------------
         (c)      Unregistered Securities.....................................33
                  -----------------------
         ARTICLE 8         GENERAL PROVISIONS.................................33
                           ------------------
8.1      Dividends............................................................33
         ---------
         (a)      Declaration and Payment.....................................33
                  -----------------------
         (b)      Record Date.................................................34
                  -----------
8.2      Reserves.............................................................34
         --------
8.3      Books and Records....................................................34
         -----------------
8.4      Annual Statement.....................................................34
         ----------------
8.5      Contracts and Negotiable Instruments.................................35
         ------------------------------------
8.6      Fiscal Year..........................................................35
         -----------
8.7      Corporate Seal.......................................................35
         --------------
8.8      Resignations.........................................................35
         ------------
8.9      Amendment of Bylaws..................................................36
         -------------------


                                      (iii)

8.10     Construction.........................................................36
         ------------
8.11     Telephone Meetings...................................................36
         ------------------
8.12     Table of Contents; Captions..........................................37
         ---------------------------
8.13     Amended and Restated Bylaws..........................................37
         ---------------------------


                                      (iv)

                              AMENDED AND RESTATED
                                     BYLAWS

                                       OF

                             AUTOCORP EQUITIES, INC.
                             (a Nevada Corporation)

                                    ARTICLE 1
                                NAME AND OFFICES
                                ----------------

     1.1 Name.

The name of the Corporation is AutoCorp Equities, Inc., hereinafter referred to as the "Corporation."

     1.2 Registered Office and Agent.

The  Corporation  shall  establish,   designate  and  continuously   maintain  a
registered office and agent in the State of Nevada, subject to the following provisions:

          (a) Registered Office(a) Registered Office. The Corporation shall establish and continuously maintain in the State of Nevada a registered office which may be, but need not be, the same as its place of business.

          (b) Registered Agent(b) Registered Agent. The Corporation shall designate and continuously maintain in the State of Nevada a registered agent, which agent may be either an individual resident of the State of Nevada whose business office is identical with such registered office, or a domestic corporation or a foreign corporation authorized to transact business in the State of Nevada, having a business office identical with such registered office.

          (c) Change of Registered Office or Agent(c) Change of Registered Office or Agent. The Corporation may change its registered office or change its registered agent, or both, upon the filing in the Office of the Secretary of State of Nevada of a statement setting forth the facts required by law, and executed for the Corporation by its President, a Vice President or other duly authorized officer.

          1.3 Other Offices.

The Corporation may also have offices at such other places within and without the State of Nevada as the Board of Directors may, from time to time, determine the business of the Corporation may require.

                                    ARTICLE 2
                                  STOCKHOLDERS

          2.1 Place of Meetings.

Each meeting of the stockholders of the Corporation is to be held at the principal offices of the Corporation or at such other place, either within or without the State of Nevada, as may be specified in the notice of the meeting or in a duly executed waiver of notice thereof.

          2.2 Annual Meetings.

The annual meeting of the stockholders for the election of Directors and for the transaction of such other business as may properly come before the meeting shall be held within one hundred twenty (120) days after the close of the fiscal year of the Corporation on a day during such period to be selected by the Board of Directors; provided, however, that the failure to hold the annual meeting within the designated period of time or on the designated date shall not work a forfeiture or dissolution of the Corporation.

          2.3 Special Meetings.

Special meetings of the stockholders, for any purpose or purposes, may be called by the Board of Directors, the Chairman of the Board, the Chief Executive
Officer or the President. The notice of a special meeting shall state the purpose or purposes of the proposed meeting and the business to be transacted at any such special meeting of stockholders, and shall be limited to the purposes stated in the notice therefore.

          2.4 Notice.

Written or printed notice of the meeting stating the place, day and hour of the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the Board of Directors, the Chairman of the Board, the

Chief Executive Officer, the President, or the Secretary, to each stockholder of record entitled to vote at such meeting as determined in accordance with the provisions of Section 2.10 hereof. If mailed, such notice shall be deemed to be delivered when deposited in the United States Mail, with postage thereon prepaid, addressed to the stockholder entitled thereto at his address as it appears on the stock transfer books of the Corporation. If two (2) consecutive annual meeting notices, notices of written consent without a meeting or payment of dividends or interest payments mailed to the last known address of any shareholder are undeliverable, no further notices to such shareholder shall be necessary until another address for such shareholder is made known to the Corporation.

          2.5 Voting List.

The officer or agent having charge and custody of the stock transfer books of the Corporation, shall prepare, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares having voting privileges registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of not less than ten (10) days prior to such meeting either at the principal office of the Corporation or at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the entire time of the meeting. The original stock ledger or transfer book, or a duplicate thereof, shall be prima facie evidence as to identity of the stockholders entitled to examine such list or stock ledger or transfer book and to vote at any such meeting of the stockholders. The failure to comply with the requirements of this Section shall not affect the validity of any action taken at said meeting.

          2.6 Quorum.

The holders of a majority of the voting power of the corporation, represented in person or by proxy, shall be requisite and shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation or by these Bylaws.

          2.7 Requisite Vote.

If a quorum is present at any meeting, action by the stockholders on a matter other than the election of Directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless the question is one upon which, by express provision of statute, the Articles of Incorporation or these Bylaws, a different vote shall be required, in which case such express provision shall govern and control the determination of such question.


          2.8 Withdrawal of Quorum.

If a quorum is present at the time of commencement of any meeting, the stockholders present at such duly convened meeting may continue to transact any business which may properly come before said meeting until adjournment thereof, notwithstanding the withdrawal from such meeting of sufficient holders of the shares of capital stock entitled to vote thereat to leave less than a quorum remaining.

          2.9 conducted and exercised subject to the following procedures and regulations:

          (a) Voting Power. In the exercise of voting power with respect to each matter properly submitted to a vote at any meeting of stockholders, each stockholder of the capital stock of the Corporation having voting power shall be entitled to one (1) vote for each such share held in his name on the books of the Corporation, except to the extent otherwise specified by the Articles of Incorporation or Certificate of Designations pertaining to a series of preferred stock.

          (b) Exercise of Voting Power; Proxies Each stockholder entitled to vote at a meeting or to express consent or dissent to corporate action in writing without a meeting may vote either in person or authorize another person or persons to act for him by proxy duly appointed by instrument in writing subscribed by such stockholder or by his duly authorized attorney-in-fact; provided, however, no such appointment of proxy shall be valid, voted or acted upon after the expiration of six (6) months from the date of execution of such written instrument of appointment, unless the proxy is coupled with an interest, in which event said proxy may be valid for a period not to exceed seven (7) years. A proxy shall be revocable unless expressly designated therein as irrevocable and coupled with an interest. Proxies coupled with an interest include the appointment as proxy of: (a) a pledgee; (b) a person who purchased or agreed to purchase or owns or holds an option to purchase the shares voted; (c) a creditor of the Corporation who extended its credit under terms requiring the appointment;
     (d) an employee of the Corporation whose employment contract requires the appointment; or (e) a party to a voting agreement created under Section
     78.365 of the General Corporation Law of Nevada, as amended. Each proxy shall be filed with the Secretary of the Corporation prior to or at the time of the meeting. Any vote may be taken by voice vote or by show of hands unless someone entitled to vote at the meeting objects, in which case written ballots shall be used.

          (c) Election of Directors. In all elections of Directors cumulative voting shall be prohibited.

          2.10 Record Date.

As more specifically provided in Article 7, Section 7.7 hereof, the Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be less than ten (10) nor more than sixty (60) days prior to such meeting. In the absence of any action by the Board of Directors fixing the record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice of the meeting is given, or, if notice is waived, at the close of business on the day before the meeting is held.

         2.11 Action Without Meetings.

Any action permitted or required to be taken at a meeting of the stockholders of the Corporation may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and such written consent shall have the same force and effect as the requisite vote of the stockholders thereon. Any such executed written consent, or an executed counterpart thereof, shall be placed in the minute book of the Corporation. Every written consent shall bear the date of signature of each stockholder who signs the consent. No written consent shall be effective to take the action that is the subject of the consent unless, within sixty (60) days after the date of the earliest dated consent delivered to the Corporation in the manner required under Section 2.12 hereof, a consent or consents signed by the holders of the minimum number of shares of the capital stock issued and outstanding and entitled to vote on and approve the action that is the subject of the consent are delivered to the Corporation. Prompt notice of the taking of any action by stockholders without a meeting by less than unanimous written consent shall be given to those stockholders who did not consent in writing to the action.

          2.12 Record Date for Action Without Meetings.

Unless a record date shall have previously been fixed or determined by the Board of Directors as provided in Section 2.10 hereof, whenever action by stockholders is proposed to be taken by consent in writing without a meeting of stockholders, the Board of Directors may fix a record date for the purpose of determining stockholders entitled to consent to that action, which record date shall not precede, and shall not be more than ten (10) days after, the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors and the prior action of the Board of Directors is not required by statute or the Articles of Incorporation, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Delivery shall be by hand or by certified or registered mail, return receipt requested. Delivery to the Corporation's principal place of business shall be addressed to the President or principal executive officer of the Corporation. If no record date shall have been fixed by the Board of Directors and prior action of the Board of Directors is required by statute, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts a resolution taking such prior action.

         2.13 Preemptive Rights.

No holder of shares of capital stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any capital stock of any class which the Corporation may issue or sell, whether or not exchangeable for any capital stock of the Corporation of any class or classes, whether issued out of unissued shares authorized by the Articles of Incorporation, as amended, or out of shares of capital stock of the Corporation acquired by it after the issue thereof; nor shall any holder of shares of capital stock of the Corporation, as such holder, have any right to purchase, acquire or subscribe for any securities which the Corporation may issue or sell whether or not convertible into or exchangeable for shares of capital stock of the Corporation of any class or classes, and whether or not any such securities have attached or appurtenant thereto warrants, options or other instruments which entitle the holders thereof to purchase, acquire or subscribe for shares of capital stock of any class or classes.

                                    ARTICLE 3
                          DIRECTORSARTICLE 3 DIRECTORS
                          ----------------------------

         3.1 Management Powers.

The powers of the Corporation shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

         3.2 Number and Qualification.

The Corporation shall have a variable number of Directors within a fixed minimum and maximum. The Corporation shall have a minimum of one (1) Director and a maximum of seven (7) Directors. The number of Directors may be increased or decreased, from time to time, by resolution of the Board of Directors, without the necessity of an amendment to the Bylaws of the Corporation; provided, however, no decrease shall have the effect of shortening the term of any incumbent Director. Directors need not be residents of the State of Nevada nor stockholders of the Corporation. Each Director shall qualify as a Director following election as such by agreeing to act or by acting in such capacity.

         3.3 Election and Term.

Members of the Board of Directors shall hold office until the annual meeting of the stockholders of the Corporation and until their successors shall have been elected and qualified. At the annual meeting of stockholders, the stockholders entitled to vote in an election of Directors shall elect Directors to hold office until the next succeeding annual meeting of the stockholders. Each Director shall hold office for the term for which he is elected, and until his successor shall be elected and qualified or until his death, resignation or removal, if earlier.

         3.4 Voting on Directors.

Directors shall be elected by the vote of the holders of a plurality of the shares entitled to vote in the election of Directors and represented in person or by proxy at a meeting of stockholders at which a quorum is present. Cumulative voting in the election of Directors is expressly prohibited.

         3.5 Vacancies and New Directorships.


Vacancies and newly created directorships resulting from any increase in the authorized number of Directors may be filled by the affirmative vote of a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director, or by the requisite vote of the stockholders at an annual meeting of the stockholders or at a special meeting of the stockholders called for that purpose, and the Directors so elected shall hold office until their successors are elected and qualified. If the holders of any class or classes of stock or series of stock of the Corporation are entitled to elect one or more Directors by the Articles of Incorporation or Certificate of Designations applicable to such class or series, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the Directors elected by such class or classes or series thereof then in office, or by a sole remaining Director so elected, and the Directors so elected shall hold office until the next election of the class for which such Directors shall have been chosen, and until their successors shall be elected and qualified. For purposes of these Bylaws, a "vacancy" shall be defined as an unfilled directorship arising by virtue of the death, resignation or removal of a Director theretofore duly elected to serve in such capacity in accordance with the relevant provisions of these Bylaws.

          3.6 Removal.

Any Director may be removed either for or without cause at any duly convened special or annual meeting of stockholders, by the affirmative vote of two-thirds (2/3) in number of shares of the stockholders present in person or by proxy at any meeting and entitled to vote for the election of such Director, provided notice of intention to act upon such matter shall have been given in the notice calling such meeting.

          3.7 Meetings.

The meetings of the Board of Directors shall be held and conducted subject to the following regulations:

          (a) Place. Meetings of the Board of Directors of the Corporation, annual, regular or special, are to be held at the principal office or place of business of the Corporation, or such other place, either within or without the State of Nevada, as may be specified in the respective notices, or waivers of notice, thereof.

          (b) Annual Meeting. The Board of Directors shall meet each year immediately after the annual meeting of the stockholders, at the place where such meeting of the stockholders has been held (either within or without the State of Nevada), for the purpose of organization, election of officers, and consideration of any other business that may properly be brought before the meeting. No notice of any kind to either old or new members of the Board of Directors for such annual meeting shall be required.

          (c) Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and at such place or places as shall from time to time be determined and designated by the Board.

          (d) Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer or the President of the Corporation on notice of two (2) days to each Director either personally or by mail or by telegram, telex or facsimile transmission and delivery. Special meetings of the Board of Directors shall be called by the Chairman of the Board or the President or Secretary in like manner and on like notice on the written request of two (2) Directors.

          (e) Notice and Waiver of Notice. Attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, except where a Director attends for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

          (f) Quorum. At all meetings of the Board of Directors, a majority of the number of Directors shall constitute a quorum for the transaction of business, unless a greater number is required by law or by the Articles of Incorporation. If a quorum shall not be present at any meeting of Directors, the Directors present thereat may adjourn the meeting, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

          (g) Requisite Vote. The act of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors unless the act of a greater number is required by statute or by the Articles of Incorporation or by these Bylaws.


          3.8  Action  Without  Meetings.

Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted by law to be taken at any meeting of the Board of Directors, or any committee thereof, may be taken without a meeting, if prior to such action a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed in the minutes or proceedings of the Board of Directors or committee.

         3.9      Committees.

Committees designated and appointed by the Board of Directors shall function subject to and in accordance with the following regulations and procedures:


          (a) Designation and Appointment. The Board of Directors may, by resolution adopted by a majority of the entire Board, designate and appoint one or more committees under such name or names and for such purpose or function as may be deemed appropriate.

          (b) Members; Alternate Members; Terms. Each committee thus designated and appointed shall consist of two or more of the Directors of the Corporation, one of whom, in the case of the Executive Committee, shall be the Chief Executive Officer of the Company. The Board of Directors may designate one or more of its members as alternate members of any committee, who may, subject to any limitations imposed by the entire Board, replace absent or disqualified members at any meeting of that committee. The members or alternate members of any such committee shall serve at the pleasure of and subject to the discretion of the Board of Directors.

          (c) Authority. Each committee, to the extent provided in the resolution of the Board creating same, shall have and may exercise such of the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation as the Board of Directors may direct and delegate, except, however, those matters which are required by statute to be reserved unto or acted upon by the entire Board of Directors.

          (d) Records. Each such committee shall keep and maintain regular records or minutes of its meetings and report the same to the Board of Directors when required.

          (e) Change in Number. The number of members or alternate members of any committee appointed by the Board of Directors, as herein provided, may be increased or decreased (but not below two) from time to time by appropriate resolution adopted by a majority of the entire Board of Directors.

          (f) Vacancies. Vacancies in the membership of any committee designated and appointed hereunder shall be filled by the Board of Directors, at a regular or special meeting of the Board of Directors, in a manner consistent with the provisions of this Section 3.9.

          (g) Removal. Any member or alternate member of any committee appointed hereunder may be removed by the Board of Directors by the affirmative vote of a majority of the entire Board, whenever in its judgment the best interests of the Corporation will be served thereby.

          (h) Meetings. The time, place and notice (if any) of committee meetings shall be determined by the members of such committee.

          (i) Quorum; Requisite Vote. At meetings of any committee appointed hereunder, a majority of the number of members designated by the Board of Directors shall constitute a quorum for the transaction of business. The act of a majority of the members and alternate members of the committee present at any meeting at which a quorum is present shall be the act of such committee, except as otherwise specifically provided by statute or by the Articles of Incorporation or by these Bylaws. If a quorum is not present at a meeting of such committee, the members of such committee present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present.

          (j) Compensation. Appropriate compensation for members and alternate members of any committee appointed pursuant to the authority hereof may be authorized by the action of a majority of the entire Board of Directors pursuant to the provisions of Section 3.10 hereof.

          (k) Action Without Meetings. Any action required or permitted to be taken at a meeting of any committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all members of such committee. Such consent shall have the same force and effect as a unanimous vote at a meeting. The signed consent, or a signed copy, shall become a part of the record of such committee.

          (l) Responsibility. Notwithstanding any provision to the contrary herein, the designation and appointment of a committee and the delegation of authority to it shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law.

          3.10 Compensation.

By appropriate resolution of the Board of Directors, the Directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum (as determined from time to time by the vote of a majority of the Directors then in office) for attendance at each meeting of the Board of Directors or a stated salary as Director, or both. No such payment shall preclude any Director from serving the Corporation in another capacity and receiving compensation therefore. Members of special or standing committees may, by appropriate resolution of the Board of Directors, be allowed similar reimbursement of expenses and compensation for attending committee meetings.

          3.11 Maintenance of Records.

The Directors may keep the books and records of the Corporation, except such as are required by law to be kept within the State, outside the State of Nevada or at such place or places as they may, from time to time, determine.

          3.12 Interested Directors and Officers.

          1. A contract or other transaction is not void or voidable solely because:

               (a)  the contract or transaction is between the Corporation and:

                    (1)  one or more of its Directors or officers; or


                    (2) another corporation, firm or association in which one or more of its Directors or officers are directors or officers or are financially interested;

               (b)  a common or interested Director or officer:

                    (1) is present at the meeting of the Board of Directors or a committee thereof which authorizes or approves the contract or transaction; or

                    (2) joins in the execution of a written consent (in accordance with Section 3.8 of these Bylaws) which authorizes or approves the contract or transaction; or

               (c) The vote or votes of a common or interested Director are counted for the purpose of authorizing or approving the contract or transaction, if one of the circumstances specified in Section 3.12(2) below exists.

          2. The circumstances in which a contract or other transaction is not void or voidable pursuant to Section 3.12(1) above are:

               (a) The fact of the common directorship, office or financial interest is known to the Board of Directors or committee, and the Board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of the common or interested Director or Directors.

               (b) The fact of the common directorship, office or financial interest is known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote of stockholders holding a majority of the voting power of the Corporation. The votes of the common or interested Directors or officers must be counted in any such vote of stockholders.

               (c) The fact of the common directorship, office or financial interest is not known to the Director or officer at the time the transaction is brought before the Board of Directors of the Corporation for action.

               (d) The contract or transaction is fair as to the Corporation at the time it is authorized or approved.

          3. Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies a contract or transaction, and if the votes of the common or interested Directors are not counted at the meeting, then a majority of the disinterested Directors may authorize, approve or ratify a contract or transaction.

          4. Unless otherwise provided in the Articles of Incorporation or these Bylaws, the Board of Directors, without regard to personal interest, may establish the compensation of Directors for services in any capacity. If the Board of Directors establishes the compensation of Directors pursuant to this Section 3.12(4), such compensation is presumed to be fair to the Corporation unless proven unfair by a preponderance of the evidence.

                                    ARTICLE 4
                                     NOTICES
                                     -------

          4.1 Method of Notice.

Whenever under the provisions of the General Corporation Law of Nevada or of the Articles of Incorporation or of these Bylaws, notice is required to be given to any Director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing and delivered personally, through the United States mail, by a recognized delivery service (such as Federal Express) or by means of telegram, telex or facsimile transmission, addressed to such Director or stockholder, at his address or telex or facsimile transmission number, as the case may be, as it appears on the records of the Corporation, with postage and fees thereon prepaid. Such notice shall be deemed to be given at the time when the same shall be deposited in the United States Mail or with an express delivery service or when transmitted by telex or facsimile transmission or personally delivered, as the case may be.

          4.2 Waiver.

Whenever any notice whatever is required to be given under the provisions of the General Corporation Law of Nevada or under the provisions of the Articles of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance by such person or persons, whether in person or by proxy, at any meeting requiring notice shall constitute a waiver of notice of such meeting, except where such person attends the meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

                                    ARTICLE 5
                               OFFICERS AND AGENTS
                               -------------------

          5.1 Designation.

The officers of the Corporation shall be chosen by the Board of Directors. The Corporation shall have

          (a) a President, a Secretary and a Treasurer. The Corporation may also have:

          (b)  a Chairman of the Board, Chief Executive Officer, Chief Operating
               Officer,   Vice  President,   Chief   Financial   Officer  and  a
               Controller; and

          (c) Such other offices and officers (including one or more additional Vice Presidents) and assistant officers and agents as the Board of Directors shall deem necessary.

          5.2 Election of Officers.

Each officer designated in Section 5.1(a) or (b) hereof shall be elected by the Board of Directors on the expiration of the term of office of such officer, as herein provided, or whenever a vacancy exists in such office. Each officer or agent designated in Section 5.1(c) above may be elected by the Board of Directors at any meeting.

          5.3 Qualifications.

No officer or agent need be a stockholder of the Corporation or a resident of Nevada. No officer or agent is required to be a Director, except the Chairman of the Board. Any two or more offices may be held by the same person.

          5.4 Term of Office.

Unless otherwise specified by the Board of Directors at the time of election or appointment, or by the express provisions of an employment contract approved by the Board, the term of office of each officer and each agent shall expire on the date of the first meeting of the Board of Directors next following the annual meeting of stockholders each year. Each such officer or agent, unless elected or appointed to an additional term, shall serve until the expiration of the term of his office or, if earlier, his death, resignation or removal.

          5.5 Authority.

Officers and agents shall have such authority and perform such duties in the management of the Corporation as are provided in these Bylaws or as may be determined by resolution of the Board of Directors not inconsistent with these Bylaws.

          5.6 Removal.

Any officer or agent elected or appointed by the Board of Directors may be removed with or without cause by the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

          5.7 Vacancies.

Any vacancy occurring in any office of the Corporation (by death, resignation, removal or otherwise) shall be filled by the Board of Directors.

          5.8 Compensation.

The compensation of all officers and agents of the Corporation shall be fixed from time to time by the Board of Directors.

          5.9 Chairman of the Board.

The Chairman of the Board shall be chosen from among the Directors. The Chairman of the Board shall have the power to call special meetings of the stockholders and of the Directors for any purpose or purposes, and he shall preside at all meetings of the Board of Directors, unless he shall be absent or unless he shall, at his election, designate the Vice Chairman, if one is elected, to preside in his stead. The Chairman of the Board shall advise and counsel the Chief Executive Officer and other officers of the Corporation and shall exercise such powers and perform such duties as shall be assigned to or required by him from time to time by the Board of Directors.


          5.10 Vice Chairman.

The Vice Chairman, if one is elected, shall have the power to call special meetings of the stockholders and of the Directors for any purpose or purposes, and, in the absence of the Chairman of the Board, the Vice Chairman shall preside at all meetings of the Board of Directors unless he shall be absent. The Vice Chairman shall advise and counsel the other officers of the Corporation and shall exercise such powers and perform such duties as shall be assigned to or required of him from time to time by the Board of Directors.

          5.11 Chief Executive Officer.

Subject to the supervision of the Board of Directors, the Chief Executive Officer shall have general supervision, management, direction and control of the business and affairs of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chief Executive Officer shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise executed and except where the execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation. The Chief Executive Officer shall preside at all meetings of the stockholders and, in the absence of the Chairman of the Board and the Vice Chairman, at all meetings of the Board of Directors. The Chief Executive Officer shall be ex officio a member of the Executive Committee, if any, of the Board of Directors. The Chief Executive Officer shall have the general powers and duties of management usually vested in the office of chief executive officer of a corporation and shall perform such other duties and possess such other authority and powers as the Board of Directors may from time to time prescribe. In the event no individual is elected to the office of Chief Operating Officer, the Chief Executive Officer shall have the powers and perform the duties of the Chief Operating Officer.

          5.12 Chief Operating Officer.

Subject to the supervision of the Board of Directors, the Chief Operating Officer, if one is elected, shall have general supervision of the day to day operations of the Corporation. The Chief Operating Officer shall be ex officio a member of the Executive Committee, if any, of the Board of Directors. The Chief Operating Officer shall have the general powers and duties of management usually vested in the office of chief operating officer of a corporation and shall perform such other duties and possess such other authority and powers as the Board of Directors may from time to time prescribe.

          5.13 President.

In the absence or disability of the Chief Executive Officer, the President shall perform all of the duties of the Chief Executive Officer and when so acting shall have all the powers and be subject to all the restrictions upon the Chief Executive Officer, including the power to sign all instruments and to take all actions which the Chief Executive Officer is authorized to perform by the Board of Directors or the Bylaws. The President shall have the general powers and duties usually vested in the office of president of a corporation and shall perform such other duties and possess such other authority and powers as the Board of Directors may from time to time prescribe or as the Chief Executive Officer may from time to time delegate.

          5.14 Vice Presidents.

The Vice President, or if there shall be more than one, the Vice Presidents in the order determined by the requisite vote of the Board of Directors, shall, in the prolonged absence or disability of the President, perform the duties and exercise the powers of the President and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or as the Chief Executive Officer may from time to time delegate.

          5.15 Secretary.

The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders of the Corporation and record all proceedings of the meetings of the Corporation and of the Board of Directors in a book to be maintained for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or the President. The Secretary shall have custody of the corporate seal of the Corporation, and he, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

          5.16 Assistant Secretaries.

The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors, shall in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or as the Chief Executive Officer may from time to time delegate.

          5.17 Treasurer.

Subject to such modifications as may be made by the Board of Directors in electing and delegating duties to a Vice President, a Chief Financial Officer and/or a Controller, the Treasurer shall be the chief financial officer of the Corporation and shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer (and Chairman of the Board, if one is elected) and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control owned by the Corporation. The Treasurer shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the Chief Executive Officer may from time to time delegate.

          5.18 Assistant Treasurers.

The Assistant Treasurer, or, if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or as the Chief Executive Officer may from time to time delegate.

                                    ARTICLE 6
                                 INDEMNIFICATION
                                 ---------------


          6.1 Mandatory Indemnification.

The Corporation shall indemnify each Director, officer, employee and agent of the Corporation to the full extent indemnification is mandatory under the laws of the State of Nevada. In addition, each person who was or is made a party or is threatened to be made a party, or who was or is a witness without being named a party, to any threatened, pending or completed action, claim, suit or proceeding, whether civil, criminal, administrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding (a "Proceeding"), by reason of the fact that such individual is or was a Director or officer of the Corporation, or while a Director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, trust, employee benefit plan or other enterprise, shall be indemnified and held harmless by the Corporation from and against any judgments, penalties (including excise taxes), fines, amounts paid in settlement and reasonable expenses (including court costs and attorneys' fees) actually incurred by such person in connection with such Proceeding if it is determined that he acted in good faith and reasonably believed (i) in the case of conduct in his official capacity on behalf of the Corporation that his conduct was in the Corporation's best interests, (ii) in all other cases, that his conduct was not opposed to the best interests of the Corporation, and (iii) with respect to any Proceeding which is a criminal action, that he had no reasonable cause to believe his conduct was unlawful; provided, however, that in the event a determination is made that such person is liable to the Corporation or is found liable on the basis that personal benefit was improperly received by such person, the indemnification is limited to reasonable expenses actually incurred by such person in connection with the Proceeding and shall not be made in respect of any Proceeding in which such person shall have been found liable for willful or intentional misconduct in the performance of his duty to the Corporation. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself be determinative of whether the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any Proceeding which is a criminal action, had reasonable cause to believe that his conduct was unlawful. A person shall be deemed to have been found liable in respect of any claim, issue or matter only after the person shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.

          6.2 Determination of Indemnification.

Any  indemnification  made by the  Corporation  (unless  ordered  by a court  of competent jurisdiction) shall be made only upon a determination that indemnification of such person is proper in the circumstances by virtue of the fact that it shall have been determined that such person has met the applicable standard of conduct. Such determination shall be made (1) by a majority vote of a quorum consisting of Directors who at the time of the vote are not named defendants or respondents in the Proceeding; (2) if such quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority of all Directors, consisting of two or more Directors who at the time of the vote are not named defendants or respondents in the Proceeding; (3) by special legal counsel (in a written opinion) selected by the Board of Directors or a committee of the Board by a vote as set forth in Subsection (1) or (2) of this Section, or, if such quorum cannot be established, by a majority vote of all Directors (in which Directors who are named defendants or respondents in the Proceeding may participate); or
(4) by the stockholders of the Corporation in a vote that excludes the shares held by Directors who are named defendants or respondents in the Proceeding.

          6.3 Advancement of Expenses.

Subject to the federal securities laws, particularly, the prohibitions against personal loans to executives contained in Section 13(k) of the Securities Exchange Act of 1934, reasonable expenses, including court costs and attorneys' fees, incurred by a person who was or is a witness or who was or is named as a defendant or respondent in a Proceeding, by reason of the fact that such individual is or was a Director or officer of the Corporation, or while a Director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, trust, employee benefit plan or other enterprise, shall be paid by the Corporation at reasonable intervals in advance of the final disposition of such Proceeding, and without the determination set forth in Section 6.2, upon receipt by the Corporation of a written affirmation by such person of his good faith belief that he has met the standard of conduct necessary for indemnification under this Article 6, and a written undertaking by or on behalf of such person to repay the amount paid or reimbursed by the Corporation if it is ultimately determined that he is not entitled to be indemnified by the Corporation as authorized in this Article 6. Such written undertaking shall be an unlimited obligation of such person and it may be accepted without reference to financial ability to make repayment.

          6.4 Discretionary Indemnification.

The Corporation may indemnify each Director, officer, employee and agent of the Corporation to the full extent indemnification is discretionary under the laws of the State of Nevada. In addition, the Board of Directors of the Corporation may authorize the Corporation to indemnify employees or agents of the Corporation, and to advance the reasonable expenses of such persons, to the same extent, following the same determinations and upon the same conditions as are required for the indemnification of and advancement of expenses to Directors and officers of the Corporation. Any advancement against expenses is subject to the federal securities laws, particularly, the prohibitions against personal loans to executives contained in Section 13(k) of the Securities Exchange Act of 1934.

          6.5 Nature of Indemnification.

The indemnification and advancement of expenses provided hereunder shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation, these Bylaws, any agreement, vote of stockholders or disinterested Directors or otherwise, both as to actions taken in an official capacity and as to actions taken in any other capacity while holding such office, shall continue as to a person who has ceased to be a Director, officer, employee or agent of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such person.

          6.6 Insurance.

The Corporation shall have the power and authority to purchase and maintain insurance or another arrangement on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, against any liability, claim, damage, loss or risk asserted against such person and incurred by such person in any such capacity or arising out of the status of such person as such, irrespective of whether the Corporation would have the power to indemnify and hold such person harmless against such liability under the provisions hereof. If the insurance or other arrangement is with a person or entity that is not regularly engaged in the business of providing insurance coverage, the insurance or arrangement may provide for payment of a liability with respect to which the Corporation would not have the power to indemnify the person only if including coverage for the additional liability has been approved by the stockholders of the Corporation. Without limiting the power of the Corporation to procure or maintain any kind of insurance or other arrangement, the Corporation may, for the benefit of persons indemnified by the Corporation,
(1) create a trust fund; (2) establish any form of self-insurance; (3) secure its indemnity obligation by grant of a security interest or other lien on the assets of the Corporation; or (4) establish a letter of credit, guaranty, or surety arrangement. The insurance or other arrangement may be procured, maintained, or established within the Corporation or with any insurer or other person deemed appropriate by the Board of Directors regardless of whether all or part of the stock or other securities of the insurer or other person are owned in whole or part by the Corporation. In the absence of fraud, the judgment of the Board of Directors as to the terms and conditions of the insurance or other arrangement and the identity of the insurer or other person participating in the arrangement shall be conclusive and the insurance or arrangement shall not be voidable and shall not subject the Directors approving the insurance or arrangement to liability, on any ground, regardless of whether the Directors participating in the approval is a beneficiary of the insurance or arrangement.

         6.7 Notice.

Any indemnification or advance of expenses to a present or former Director or officer of the Corporation in accordance with this Article 6 shall be reported in writing to the stockholders of the Corporation with or before the notice or waiver of notice of the next stockholders' meeting or with or before the next submission of a consent to action without a meeting and, in any case, within the next twelve month period immediately following the indemnification or advance.

                                    ARTICLE 7
                   STOCK CERTIFICATES AND TRANSFER REGULATIONS
                   -------------------------------------------


         7.1 Description of Certificates.

The shares of the capital stock of the Corporation shall be represented by certificates in the form approved by the Board of Directors and signed in the name of the Corporation by the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the President or a Vice President and the Secretary or an Assistant Secretary of the Corporation, and sealed with the seal of the Corporation or a facsimile thereof. Each certificate shall state on the face thereof the name of the holder, the number and class of shares, the par value of shares covered thereby or a statement that such shares are without par value, and such other matters as are required by law. At such time as the Corporation may be authorized to issue shares of more than one class, every certificate shall set forth upon the face or back of such certificate a statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued, as required by the laws of the State of Nevada, or may state that the Corporation will furnish a copy of such statement without charge to the holder of such certificate upon receipt of a written request therefore from such holder.

          7.2 Entitlement to Certificates.

Every holder of the capital stock in the Corporation shall be entitled to have a certificate signed in the name of the Corporation by the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the President or a Vice President and the Secretary or an Assistant Secretary of the Corporation, certifying the class of capital stock and the number of shares represented thereby as owned or held by such stockholder in the Corporation.

          7.3 Signatures.

The signatures of the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the President, the Vice President, the Secretary or the Assistant Secretary upon a certificate may be facsimiles. In case any officer or officers who have signed, or whose facsimile signature or signatures have been placed upon any such certificate or certificates, shall cease to serve as such officer or officers of the Corporation, whether because of death, resignation, removal or otherwise, before such certificate or certificates are issued and delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered with the same effect as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to serve as such officer or officers of the Corporation.

          7.4 Issuance of Certificates.

Certificates evidencing shares of its capital stock (both treasury and authorized but unissued) may be issued for such consideration (not less than par value, except for treasury shares which may be issued for such consideration) and to such persons as the Board of Directors may determine from time to time. Shares shall not be issued until the full amount of the consideration, fixed as provided by law, has been paid.

         7.5      Payment for Shares.

Consideration for the issuance of shares may consist of the following and shall be paid, valued and allocated as follows:

          (a) Consideration. The Board of Directors may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the Corporation, including, but not limited to, cash, promissory notes, services performed, contracts for services to be performed or other securities of the Corporation.

          (b) Valuation. The judgment of the Board of Directors as to the consideration received for the shares issued is conclusive in the absence of actual fraud in the transaction.

          (c) Effect. When the Corporation receives the consideration for which the Board of Directors authorized the issuance of shares, the shares issued therefore are fully paid.

          (d) Escrow of Shares. The Corporation may place in escrow shares issued for a contract for future services or benefits or a promissory note, or make any other arrangements to restrict the transfer of the shares. The Corporation may credit distributions made for the shares against their purchase price, until the services are performed, the benefits are received or the promissory note is paid. If the services are not performed, the benefits are not received or the promissory note is not paid, the shares escrowed or restricted and the distributions credited may be canceled in whole or in part.

          (e) Allocation of Consideration. The consideration received for shares shall be allocated by the Board of Directors, in accordance with law, between the stated capital and capital surplus accounts.

          7.6 Subscriptions.

Unless otherwise provided in the subscription agreement, subscriptions of shares, whether made before or after organization of the Corporation, shall be paid in full in such installments and at such times as shall be determined by the Board of Directors. Any call made by the Board of Directors for payment on subscriptions shall be uniform as to all shares of the same class and series. In case of default in the payment of any installment or call when payment is due, the Corporation may proceed to collect the amount due in the same manner as any debt due to the Corporation.

          7.7 Record Date.

For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or entitled to receive a distribution by the Corporation (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may fix a record date for any such determination of stockholders, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) days, and in the case of a meeting of stockholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of stockholders is to be taken. If no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive a distribution (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, the date before the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such distribution or share dividend is adopted, as the case may be, shall be the record date for such determination of stockholders. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this Section, such determination shall be applied to any adjournment thereof.

          7.8 Registered Owners.

Prior to due presentment for registration of transfer of a certificate evidencing shares of the capital stock of the Corporation in the manner set forth in Section 7.10 hereof, the Corporation shall be entitled to recognize the person registered as the owner of such shares on its books (or the books of its duly appointed transfer agent, as the case may be) as the person exclusively entitled to vote, to receive notices and dividends with respect to, and otherwise exercise all rights and powers relative to such shares; and the Corporation shall not be bound or otherwise obligated to recognize any claim, direct or indirect, legal or equitable, to such shares by any other person, whether or not it shall have actual, express or other notice thereof, except as otherwise provided by the laws of Nevada.

          7.9 Lost, Stolen or Destroyed Certificates.

The Corporation shall issue a new certificate in place of any certificate for shares previously issued if the registered owner of the certificate satisfies the following conditions:

          (a) Proof of Loss. Submits proof in affidavit form satisfactory to the Corporation that such certificate has been lost, destroyed or wrongfully taken;

          (b) Timely Request. Requests the issuance of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

          (c) Bond. Gives a bond in such form, and with such surety or sureties, with fixed or open penalty, as the Corporation may direct, to indemnify the Corporation (and its transfer agent and registrar, if any) against any claim that may be made or otherwise asserted by virtue of the alleged loss, destruction, or theft of such certificate or certificates; and

          (d) Other Requirements. Satisfies any other reasonable requirements imposed by the Corporation.

     In the event a certificate has been lost, apparently destroyed or wrongfully taken, and the registered owner of record fails to notify the Corporation within a reasonable time after he has notice of such loss, destruction, or wrongful taking, and the Corporation registers a transfer (in the manner herein below set forth) of the shares represented by the certificate before receiving such notification, such prior registered owner of record shall be precluded from making any claim against the Corporation for the transfer required hereunder or for a new certificate.

     7.10 Registration of Transfers.

Subject to the provisions hereof, the Corporation shall register the transfer of a certificate evidencing shares of its capital stock presented to it for transfer if:

          (a) Endorsement. Upon surrender of the certificate to the Corporation (or its transfer agent, as the case may be) for transfer, the certificate (or an appended stock power) is properly endorsed by the registered owner, or by his duly authorized legal representative or attorney-in-fact, with proper written evidence of the authority and appointment of such representative, if any, accompanying the certificate;

          (b) Guaranty and Effectiveness of Signature. The signature of such registered owner or his legal representative or attorney-in-fact, as the case may be, has been guaranteed by a national banking association or member of the New York Stock Exchange, and reasonable assurance in a form satisfactory to the Corporation is given that such endorsements are genuine and effective;

          (c) Adverse Claims. The Corporation has no notice of an adverse claim or has otherwise discharged any duty to inquire into such a claim;

          (d) Collection of Taxes. Any applicable law (local, state or federal) relating to the collection of taxes relative to the transaction has been complied with; and

          (e) Additional Requirements Satisfied. Such additional conditions and documentation as the Corporation (or its transfer agent, as the case may be) shall reasonably require, including without limitation thereto, the delivery with the surrender of such stock certificate or certificates of proper evidence of succession, assignment or other authority to obtain transfer thereof, as the circumstances may require, and such legal opinions with reference to the requested transfer as shall be required by the Corporation (or its transfer agent) pursuant to the provisions of these Bylaws and applicable law, shall have been satisfied.

         7.11     Restrictions on Transfer and Legend's on Certificates.

          (a) Shares in Classes or Series. If the Corporation is authorized to issue shares of more than one class, the certificate shall set forth, either on the face or back of the certificate, a full or summary statement of all of the designations, preferences, limitations, and relative rights of the shares of each such class and, if the Corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences of the shares of each such series so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. In lieu of providing such a statement in full on the certificate, a statement on the face or back of the certificate may provide that the Corporation will furnish such information to any stockholder without charge upon written request to the Corporation at its principal place of business or registered office and that copies of the information are on file in the office of the Secretary of State.

          (b) Restriction on Transfer. Any restrictions imposed by the Corporation on the sale or other disposition of its shares and on the transfer thereof must be copied at length or in summary form on the face, or so copied on the back and referred to on the face, of each certificate representing shares to which the restriction applies. The certificate may however state on the face or back that such a restriction exists pursuant to a specified document and that the Corporation will furnish a copy of the document to the holder of the certificate without charge upon written request to the Corporation at its principal place of business.

          (c) Unregistered Securities. Any security of the Corporation, including, among others, any certificate evidencing shares of the capital stock of the Corporation or warrants to purchase shares of capital stock of the Corporation, which is issued to any person without registration under the Securities Act of 1933, as amended, or the Blue Sky laws of any state, shall not be transferable until the Corporation has been furnished with a legal opinion of counsel with reference thereto, satisfactory in form and content to the Corporation and its counsel, to the effect that such sale, transfer or pledge does not involve a violation of the Securities Act of 1933, as amended, or the Blue Sky laws of any state having jurisdiction. The certificate representing any unregistered security shall bear substantially the following legend:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL EITHER (i) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION AND ITS COUNSEL THAT REGISTRATION UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.


                                    ARTICLE 8
                               GENERAL PROVISIONS
                               ------------------

          8.1 Dividends.

Subject to the provisions of the General Corporation Law of Nevada, as amended, and the Articles of Incorporation, dividends of the Corporation shall be declared and paid pursuant to the following regulations:

          (a) Declaration and Payment. Dividends on the issued and outstanding shares of capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting and may be paid in cash, in property, or in shares of capital stock. Such declaration and payment shall be at the discretion of the Board of Directors.


          (b) Record Date. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to receive payment of any dividend, such record date to be not more than sixty (60) days prior to the payment date of such dividend, or the Board of Directors may close the stock transfer books for such purpose for a period of not more than sixty (60) days prior to the payment date of such dividend. In the absence of action by the Board of Directors, the date upon which the Board of Directors adopts the resolution declaring such dividend shall be the record date.

          8.2 Reserves.

There may be created by resolution of the Board of Directors out of the surplus of the Corporation such reserve or reserves as the Board of Directors from time to time, in its discretion, think proper to provide for contingencies, or to repair or maintain any property of the Corporation, or for such other purposes as the Board of Directors shall think beneficial to the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

          8.3 Books and Records.

The Corporation shall maintain correct and complete books and records of account and shall prepare and maintain minutes of the proceedings of its stockholders, its Board of Directors and each committee of its Board of Directors. The Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of original issuance of shares issued by the Corporation and a record of each transfer of those shares that have been presented to the Corporation for registration or transfer. Such records shall contain the names and addresses of all past and present stockholders and the number and class of the shares issued by the Corporation held by each.

          8.4 Annual Statement.

The Board of Directors shall present at or before each annual meeting of stockholders a full and clear statement of the business and financial condition of the Corporation, including a reasonably detailed balance sheet and income statement under current date.

          8.5 Contracts and Negotiable Instruments.

Except as otherwise provided by law or these Bylaws, any contract or other instrument relative to the business of the Corporation may be executed and delivered in the name of the Corporation and on its behalf by the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer or the President of the Corporation. The Board of Directors may authorize any other officer or agent of the Corporation to enter into any contract or execute and deliver any contract in the name and on behalf of the Corporation, and such authority may be general or confined to specific instances as the Board of Directors may determine by resolution. All bills, notes, checks or other instruments for the payment of money shall be signed or countersigned by such officer, officers, agent or agents and in such manner as are permitted by these Bylaws and/or as, from time to time, may be prescribed by resolution of the Board of Directors. Unless authorized to do so by these Bylaws or by the Board of Directors, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement, or to pledge its credit, or to render it liable pecuniarily for any purpose or to any amount.

          8.6 Fiscal Year.

The fiscal year of the Corporation shall be as determined by the Board of Directors of the Corporation.

          8.7 Corporate Seal.

The Corporation seal shall be in such form as may be determined by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

          8.8 Resignations.

Any Director, officer or agent may resign his office or position with the Corporation by delivering written notice thereof to the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the President or the Secretary. Such resignation shall be effective at the time specified therein, or immediately upon delivery if no time is specified. Unless otherwise specified therein, an acceptance of such resignation shall not be a necessary prerequisite of its effectiveness.

          8.9 Amendment of Bylaws.

These Bylaws may be altered, amended, or repealed and new Bylaws adopted at any meeting of the Board of Directors or stockholders at which a quorum is present, by the affirmative vote of a majority of the Directors or stockholders, as the case may be, present at such meeting, provided notice of the proposed alteration, amendment, or repeal be contained in the notice of such meeting.

         8.10 Construction.

Whenever the context so requires herein, the masculine shall include the feminine and neuter, and the singular shall include the plural, and conversely. If any portion or provision of these Bylaws shall be held invalid or inoperative, then, so far as is reasonable and possible: (1) the remainder of these Bylaws shall be considered valid and operative, and (2) effect shall be given to the intent manifested by the portion or provision held invalid or inoperative.

         8.11 Telephone Meetings.
Stockholders, Directors or members of any committee may hold any meeting of such stockholders, Directors or committee by means of conference telephone or similar communications equipment which permits all persons participating in the meeting to hear each other and actions taken at such meetings shall have the same force and effect as if taken at a meeting at which persons were present and voting in person. The Secretary of the Corporation shall prepare a memorandum of the action taken at any such telephonic meeting.

          8.12 Table of Contents; Captions.

The table of contents and captions used in these Bylaws have been inserted for administrative convenience only and do not constitute matter to be construed in interpretation.

         8.13 Amended and Restated Bylaws.

These Amended and Restated Bylaws completely restate, amend and supersede all prior Bylaws of the Corporation and the predecessors-in-interest of the Corporation.

     IN DUE CERTIFICATION WHEREOF, the undersigned, being the Secretary of AutoCorp Equities, Inc. confirms the adoption and approval of the foregoing Bylaws, effective as of the 1st day of September, 2003.

                                        By:  /s/ Kurt Baker
                                             -----------------------------------
                                             Kurt Baker, Secretary